UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2012

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

EQT Corporation (the “Company” or “EQT”) received from Murry S. Gerber, a director of the Company, written notice that he would resign as a director of the Company effective January 5, 2012.  Mr. Gerber’s decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Gerber has joined the Board of Directors of Halliburton Company.

Election of New Directors

On January 6, 2012, the Board of Directors of the Company elected Kenneth M. Burke and Margaret K. Dorman as independent directors of the Company, with terms expiring at the 2012 Annual Meeting of Shareholders.  Ms. Dorman and Mr. Burke will both serve as members of the Audit Committee.

Mr. Burke spent most of his career serving as a Partner with Ernst & Young LLP, retiring from that position in 2004.   From March 2005 to August 2011, Mr. Burke was a member of the Board of Directors of Trico Marine Services, Inc., serving as Chair of its Audit Committee and as a member of its Nominating & Governance Committee.  From December 2006 to May 2011, Mr. Burke also served as a member of the Board of Directors of Pride International, Inc., where he was the Chair of its Nominating and Governance Committee and a member of its Audit and Compensation Committees.

 Ms. Dorman most recently served as Executive Vice President, Chief Financial Officer and Treasurer of Smith International, Inc., retiring from that position in October 2009.   Ms. Dorman served as a member of the Board of Directors of Hanover Compressor Company from 2005 through 2007, including serving as Chair of Hanover’s Audit Committee.

Mr. Burke and Ms. Dorman will receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 14, 2011.

Item 7.01.  Regulation FD Disclosure.

On January 10, 2012, the Company issued two press releases with respect to the matters described above, copies of which are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1       Press release issued by EQT Corporation dated January 10, 2012.  (Furnished solely for purposes of Item 7.01 of this Form 8-K).

99.2      Press release issued by EQT Corporation dated January 10, 2012. (Furnished solely for purposes of Item 7.01 of this Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
(Registrant)

	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and
Chief Financial Officer

Date: January 10, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by EQT Corporation dated January 10, 2012. (Furnished solely for purposes of Item 7.01 of this Form 8-K).

99.2	Press release issued by EQT Corporation dated January 10, 2012 (Furnished solely for purposes of Item 7.01 of this Form 8-K)